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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K/A


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 1995


                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

              Pennsylvania                        25-0877540
       ------------------------     ------------------------------------
       (State of Incorporation)     (I.R.S. Employer Identification No.)


            11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
            ------------------------------------------------------
                    (Address of principal executive offices)

                                (412) 244-2000
                                ---------------
                                (Telephone No.)
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This Current Report on Form 8-K/A amends Item 7 (b) of the Current Report on
Form 8-K filed on November 24, 1995.


Item 7.  Financial Statements, Pro  Forma Financial Information and Exhibits.

(b)      Pro forma financial information.

The unaudited pro forma combined condensed financial statements give effect to the acquisition of CBS Inc. (CBS) by Westinghouse Electric Corporation (Westinghouse or the Corporation) in a transaction to be accounted for by the purchase method of accounting. The following unaudited pro forma combined condensed financial statements are included in this report:

- Unaudited pro forma combined condensed statements of income:

   -     For the nine months ended September 30, 1995

   -     For the year ended December 31, 1994

- Unaudited pro forma combined condensed balance sheet as of September 30, 1995.

The unaudited pro forma combined condensed statements of income are based on the individual statements of income of Westinghouse and CBS for the nine months ended September 30, 1995 and the year ended December 31, 1994 and combines the results of operations of Westinghouse and CBS to give effect to the acquisition as if it occurred at the beginning of each period presented.

The unaudited pro forma combined condensed balance sheet as of September 30, 1995 is based on the individual unaudited consolidated balance sheets of Westinghouse and CBS as of September 30, 1995 and gives effect to the acquisition as if it occurred on such date.

The pro forma adjustments included in this unaudited pro forma financial information relating to the allocation of the purchase price for CBS are based on preliminary assumptions and estimates which are subject to revision.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations or financial position that would have occurred had the CBS acquisition been consummated on the dates assumed. These financial statements are not intended to be a projection of future results or financial position and do not reflect any synergies that might be achieved from combined operations.

These unaudited pro forma combined condensed financial statements should be read in conjunction with the Corporation's consolidated financial statements and notes contained in its Annual Report on Form 10-K for the year ended December 31, 1994 and in its quarterly report on Form 10-Q for the quarter ended September 30, 1995 and the consolidated financial statements of CBS referred to in Item 7(a) of this report.


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                       Westinghouse Electric Corporation
           Unaudited Pro Forma Combined Condensed Statement of Income
                  For the nine months ended September 30, 1995


(dollars in millions except per share amounts)

                                         Historical                    Pro Forma
                                 -----------------------       ----------------------
                                (W) Electric                   Adjustments
                                 Corporation    CBS  Inc.        (Note 1)    Combined
                                 ------------------------      -----------   --------
Sales of products and services     $ 6,342       $ 2,520        $             $ 8,862
Costs of products and services      (4,758)       (1,939)           3 (a)      (6,694)
Restructuring and other actions       (126)          (32)                        (158)
Marketing administration &
  general expenses                  (1,231)         (369)                      (1,600)
Amortization of goodwill and other
  intangibles                          (33)           (7)        (105)(b)(c)     (145)
Other income and expenses, net         131            32                          163
Interest expense                      (174)          (37)        (360)(d)        (571)
                                 -----------------------       ------        --------
Income from Continuing Operations
  before income taxes and minority
  interest in income of consolidated
  subsidiaries                         151           168         (462)           (143)
Income taxes                           (63)          (61)         153 (e)          29
Minority interest in (income) loss
  of consolidated subsidiaries          (6)                                        (6)
                                 -----------------------       ------        --------
Income from Continuing Operations  $    82       $   107        $(309)        $  (120)
                                 =======================       ======        ========

Primary earnings (loss) per
  common share:
Continuing Operations              $  0.12                                    $ (0.38)
                                 =========                                   ========
Fully diluted earnings (loss)
  per common share:
Continuing Operations              $  0.19                                    $ (0.28)
                                 =========                                   ========


Average number of common shares
  outstanding (thousands):

         Primary                   402,517                                    402,517
                                 =========                                   ========
         Fully diluted             432,256                                    432,256
                                 =========                                   ========


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
                       Westinghouse Electric Corporation
           Unaudited Pro Forma Combined Condensed Statement of Income
                      For the year ended December 31, 1994


(dollars in millions except per share amounts)

                                         Historical                    Pro Forma
                                 -----------------------       ----------------------
                                 (W) Electric                  Adjustments
                                 Corporation    CBS Inc.         (Note 1)    Combined
                                 ------------------------      -----------   --------
Sales of products and services     $ 8,600       $ 3,712        $             $12,312
Costs of products and services      (6,478)       (2,823)           0 (a)      (9,301)
Restructuring and other actions        (74)                                       (74)
Marketing administration &
  general expenses                  (1,453)         (468)                      (1,921)
Amortization of goodwill and other
  intangibles                          (45)           (8)        (140)(b)(c)     (193)
Other income and expenses, net        (289)           71                         (218)
Interest expense                      (175)          (47)        (406)(d)        (628)
                                 -----------------------       ------        --------
Income from Continuing Operations
  before income taxes and minority
  interest in income of consolidated
  subsidiaries                          86           437         (546)            (23)
Income taxes                           (46)         (155)         176 (e)         (25)
Minority interest in (income) loss
  of consolidated subsidiaries          (9)                                        (9)
                                 -----------------------       ------        --------
Income from Continuing Operations  $    31       $   282        $(370)        $   (57)
                                 =======================       ======        ========

Primary earnings (loss) per
  common share:
Continuing Operations              $ (0.05)                                   $  (.28)
                                 =========                                   ========
Fully diluted earnings (loss)
  per common share:
Continuing Operations              $ (0.05)                                   $  (.28)
                                 =========                                   ========


Average number of common shares
  outstanding (thousands):

         Primary                   383,736                                    383,736
                                 =========                                   ========
         Fully diluted             383,790                                    383,790
                                 =========                                   ========


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                       Westinghouse Electric Corporation
              Unaudited Pro Forma Combined Condensed Balance Sheet
                            As of September 30, 1995


(dollars in millions)

                                         Historical                    Pro Forma
                                 -----------------------     ------------------------
                                (W) Electric                  Adjustments
                                 Corporation    CBS Inc.        (Note 1)     Combined
                               --------------------------    ------------    --------
Assets:
Cash and cash equivalents            $   167     $    39       $              $   206
Marketable securities                                 46                           46
Customer receivables                   1,465         416                        1,881
Inventories                            1,175                                    1,175
Uncompleted contracts costs over
  related billings                       788                                      788
Deferred income taxes                    475                                      475
Program rights                                       415           (98)(e)        317
Prepaid and other current assets         243          42                          285
                                     -------------------        ------       --------
Total current assets                   4,313         958           (98)         5,173
Investments and marketable securities     99         231          (109)(d)        221
Plant and equipment                    1,741         491           288 (b)      2,520
Deferred income taxes                  1,449         (89)         (459)(g)        901
Goodwill and other intangible assets   1,134         322         5,484 (c)      6,940
Other noncurrent assets                  768         140            46 (i)        954
Program rights                                       150                          150
Net assets of Discontinued Operations    942                                      942
                                     -------------------       -------        -------
Total assets                         $10,446     $ 2,203       $ 5,152        $17,801
                                     ===================       =======        =======

Liabilities and shareholders equity:
Short-term debt                      $   308     $             $              $   308
Current maturities of long-term debt     321         228                          549
Accounts payable trade                   680          34                          714
Liabilities for talent and
  program rights                                     238                          238
Liabilities for securities sold under
  repurchase agreements                               51                           51
Uncompleted contracts billings over
  related costs                          439                                      439
Other current liabilities              1,633         267           150 (e)(h)   2,050
                                     -------------------       -------        -------
Total current liabilities              3,381         818           150          4,349
Long-term debt                         1,746         495         5,392 (j)      7,633
Other noncurrent liabilities           3,481         408           201 (e)(f)   4,090
                                     -------------------       -------        -------
Total liabilities                      8,608       1,721         5,743         16,072
                                     -------------------       -------        -------
Contingent liabilities and commitments
Minority interest                        118                      (109)(d)          9
                                     -------------------       -------        -------
Shareholders' equity                   1,720         482          (482)(a)      1,720
                                     -------------------       -------        -------
Total liabilities and
  shareholders' equity               $10,446     $ 2,203       $ 5,152        $17,801
                                     ===================       =======        =======


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Notes to Unaudited Pro Forma Combined Condensed Financial Statements

The unaudited pro forma combined condensed financial statements have been prepared to reflect the acquisition of CBS Inc. (CBS) by Westinghouse Electric Corporation (Westinghouse) for an aggregate purchase price of $5,351 million. These financial statements reflect the allocation of the purchase price to the assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition. The excess of the consideration paid over the estimated fair value of net assets acquired totalling $4,505 million has been presented as goodwill and is expected to be amortized on a straight-line basis over 40 years.

Transactions between CBS and Westinghouse, other than those related to a television station and a sales representation joint venture, have not been eliminated from the unaudited pro forma combined condensed financial statements, as the amounts are immaterial in each of the periods presented.

Certain reclassifications have been made to the Westinghouse and CBS historical financial statements to set forth the unaudited pro forma combined condensed financial statements after giving effect to the acquisition.

Pro forma adjustments giving effect to the acquisition in the unaudited pro forma combined condensed statements of income reflect the following:

(a) Additional depreciation resulting from the step-up in value of property and equipment acquired. Depreciation is provided on a straight-line basis over periods ranging from 6 to 27.5 years.

(b) Amortization of identified intangible assets including FCC licenses and film libraries on a straight-line basis over periods ranging from 23 to 40 years.

(c) Amortization of goodwill on a straight-line basis over 40 years, net of elimination of CBS's historical amortization of goodwill.

(d) Increase in interest expense resulting from interest costs associated with borrowings under the Corporation's $7.5 billion credit agreement to finance the acquisition of CBS and repay certain existing borrowings and amortization of related debt issuance costs. Rate assumptions used for these borrowings include an average LIBOR of 6.09% plus a 1.75% spread for the nine months ended September 30, 1995 and an average LIBOR of 4.78% plus a 1.75% spread for the year ended December 31, 1994.

(e) Income tax effect of pro forma adjustments, excluding amortization of goodwill, which is non-deductible for tax purposes.

Pro forma adjustments giving effect to the acquisition in the unaudited pro forma combined condensed balance sheet reflect the following:


(a) the elimination of predecessor shareholders' equity.

(b) the revaluation of plant and equipment to estimated fair value.

(c) the identification of specific intangible assets including FCC licenses totaling $1,145 million and film libraries totaling $134 million and the excess of aggregate purchase price, over the fair value of the net identifiable assets acquired (goodwill).

(d) the elimination of the investment and related minority interest related to the television station and sales representation joint ventures between Westinghouse and CBS.


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(e) the revaluation of programming rights and contract commitments to fair value.

(f) the revaluation of liabilities related to employee benefit plans to fair value.

(g) the recognition of deferred income taxes related to the purchase accounting adjustments.

(h) the recognition of a liability under EITF 95-3 for involuntary employee terminations and other closedown costs.

(i) the cost of financing fees paid at the closing.

(j) borrowings to finance the acquisition of CBS and transaction costs.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)


                                        By:  /s/ Fredric G. Reynolds
                                            ----------------------------
                                             Fredric G. Reynolds
                                             Executive Vice President and
                                             Chief Financial Officer


Date:  February 6, 1996


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